UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12


                         THE HAIN CELESTIAL GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                         THE HAIN CELESTIAL GROUP, INC.
                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747




                                                               November 20, 2003


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of The Hain Celestial Group, Inc. to be held on December 4, 2003. Your Board of Directors has unanimously recommended that stockholders vote FOR the proposals under consideration.

Your vote is important, no matter how many or how few shares you may own. Please help your company avoid the expense of further solicitation by voting TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Irwin D. Simon
President, Chief Executive
Officer and Chairman of the Board




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                                    REMEMBER:
                You can now vote by telephone or via the Internet
              - just follow the simple steps on the enclosed proxy
                                      card.

                If you have any questions, or need assistance in
                    voting your shares, please call our proxy
                                   solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

      ===================================================================





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The Hain Celestial Group, Inc. has hired Innisfree M&A Incorporated to assist it in the distribution of proxy materials and the solicitation of votes in connection with its 2003 Annual Meeting. We will pay Innisfree a fee of $15,000, plus customary costs and expenses for these services. We have also agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its provision of these services.